Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 50 to Registration Statement No. 2-74452 on Form N-1A of our reports dated February 20, 2009 for BlackRock Basic Value V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Value Opportunities V.I. Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Value V.I. Fund and BlackRock Utilities and Telecommunications V.I. Fund; February 23, 2009 for BlackRock Money Market V.I. Fund; February 24, 2009 for BlackRock Global Allocation V.I. Fund and BlackRock High Income V.I. Fund and February 25, 2009 for BlackRock Balanced Capital V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock Government Income V.I. Fund (each a “Series”), relating to the financial statements and financial highlights of each of the nstituting BlackRock Variable Series Funds, Inc. (the “Company”), appearing in the Annual Report on Form N-CSR of the Company for the year ended December 31, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm”, and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 10, 2009